Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of UTStarcom, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report, we, Peter Blackmore and Edmond Cheng, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes Oxley Act of 2002, that:

(i)                                     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2010

By:	/s/ PETER BLACKMORE
Name: Peter Blackmore
Title: Chief Executive Officer and President

By:	/s/ EDMOND CHENG
Name: Edmond Cheng
Title: Senior Vice President and Chief Financial Officer